Rule 497(e)
                                                             File Nos. 333-95839
                                                                       333-01153


                            SCHWAB SELECT ANNUITY(TM)

                        SUPPLEMENT DATED JANUARY 1, 2002
                 To the Prospectus dated April 30, 2001 for the
                        Variable Annuity-1 Series Account
                 of Great-West Life & Annuity Insurance Company

In connection with the changes made to various sections of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") and regulations thereunder effective January 1, 2002, the revisions set forth below are made to the prospectus.

On page 29, under the heading "Individual Retirement Annuities," please delete in its entirety the first paragraph and replace it with the following:

The Contract may be used with IRAs as described in Section 408 of the Code which permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity. Also, certain kinds of distributions from certain types of qualified and non-qualified retirement plans may be "rolled over" into an Annuity IRA following the rules set out in the Internal Revenue Code and your Contract and IRA endorsement. If you purchase this Contract for use with an IRA, you will be provided with supplemental information. You also have the right to revoke your purchase within seven days of purchase of the IRA Contract.


                      Please keep this supplement for future reference.